Exhibit 10.4

EXECUTION VERSION

ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE

This ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE (this “Agreement”), dated as of November 16, 2022, is entered into by and among ATLAS FINTECH HOLDINGS CORP., a Delaware corporation (“Atlas Fintech”), Atlas Financial Technologies Corp., a Delaware corporation (“AFTC”, together with the Atlas Fintech, the “Transferors”, and each a “Transferor”), and ATLASCLEAR, INC., a Wyoming corporation (“Transferee”) (each of Transferor and Transferee, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, Transferor desires to assign, transfer, convey and deliver (“Convey”) to Transferee all of Transferor’s right, title and interest in and to the Software Products (as defined below) and all worldwide intellectual property rights associated therewith, including all (i) patents, patent applications, patent disclosures, and priority rights, utility models, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs (including additions, provisional applications, national, regional, and international applications, substitutions, continuations, continuations-in-part, divisionals, continued prosecution applications, renewals, extensions, revivals, reissues, and reexaminations), (ii) any registered or common law trademarks, service marks, trade dress, trade names, logos, network or web site domain names or other universal resource locators (URL), and Facebook, Twitter, Instagram, Snapchat, LinkedIn, and other social networking names, corporate names, doing business as designations (DBAs), fictitious names, together with all of the goodwill associated therewith, and any applications for registration of the foregoing, (iii) copyrights (registered or unregistered), works of authorship and copyright registrations and applications for registration thereof, (iv) rights in any computer software (including source code, object code, macros, scripts, objects, routines, modules, header files, and other components), data, databases, and documentation thereof, (v) trade secrets, confidential business information, and proprietary know-how, including concepts, ideas, designs, plans, research or development information and results, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, data (including business, marketing and technical data and customer, prospect and supplier lists), inventions (whether or not patentable and whether or not reduced to practice), and modifications, extensions, and/or improvements of any of the foregoing; and (vi) other intellectual property rights (including inventors’ rights and moral rights) throughout the world, relating to the foregoing (including remedies against infringement thereof and rights of protection of interest thereunder under the any law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, order, or consent of all jurisdictions) and the rights to sue and collect damages for past, present or future infringements or other violations of any of the foregoing, in each case owned or purported to be owned by Transferor (collectively, the “Transferred Intellectual Property”), including the following: (a) software known as RUBICON, which shall include the parts and functionality set forth on Annex A hereto, in object code and source code form and all related documentation, (b) software known as ATLASFX , which shall include the parts and functionality set forth on Annex B hereto, in object code and source code form and all related documentation, (c) software known as BOND QUANTUM, which shall include the parts and functionality set forth on Annex C hereto, in object code and source code form and all related documentation,(d) software known as THE SURFACE EXCHANGE, which shall include the parts and functionality set forth on Annex D, in object code and source code form and all related documentation ((a) through (d), collectively, the “Software Products”), and (e) the other intellectual property set forth on Annex E;

WHEREAS, Transferee desires to accept and assume from Transferor all of Transferor’s obligations and liabilities arising out of, relating to or otherwise in respect of, the ownership of the Transferred Intellectual Property;

ACTIVE 682187286v4

WHEREAS, Transferor (i) holds 40 Class A Units in Quantum Ventures (the “Units”) and (ii) desires to Convey to Transferee all of Transferor’s right, title and interest in and to the Units; and

WHEREAS, Transferees desires to accept and assume from Transferor all of Transferor’s rights, remedies, obligations and liabilities in the Units and agrees to become a member of, and to be bound by, the Limited Liability Company Agreement of Quantum Ventures, dated as of September 24, 2020 (the “LLC Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.              Transfer of Transferred Intellectual Property. Transferor hereby irrevocably Conveys to Transferee and its successors and assigns, and Transferee hereby acquires and accepts, all of Transferor’s right, title, and interest in, to and under the Transferred Intellectual Property.

2.              Assignment and Assumption of Liabilities. Transferee hereby assumes and agrees to pay, perform, satisfy or otherwise discharge when due, all of the obligations and liabilities arising out of, relating to or otherwise in respect of, the ownership of the Transferred Intellectual Property (the “Assumed Liabilities”).

3.              Authorization. Transferor authorizes and requests the Commissioner of Patents and Trademarks of the United States, the Register of Copyrights of the United States, and the corresponding entities, agencies or registrars in the United States or any applicable foreign jurisdictions, whose duty is to issue patents, trademarks, copyrights or other evidence or forms of industrial property protection on applications as aforesaid, to issue the same to Transferee and to record Transferee as owner of the Transferred Intellectual Property, as assignee of the entire right, title and interest in, to and under the same, for the sole use and enjoyment of Transferee its successors, assigns or other legal representatives

4.              Representations & Warranties.

(a)	Transferor. Transferor (a) represents and warrants that (i) it is the legal and beneficial owner of the Transferred Intellectual Property, (ii) such Transferred Intellectual Property is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (iv) the Assumed Liabilities are comprised only of liabilities that have arisen in the ordinary course of the operation of the business of the Transferor.

(b)	Transferee. Transferee represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

5.              Amendments. This Agreement may be amended, modified or supplemented only by a written mutual agreement executed and delivered by Transferor and Transferee.

6.              Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than Transferor or Transferee, and their respective successors and permitted assigns, any rights, benefits or remedies under or by reason of this Agreement.

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7.              Headings and Interpretation. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and will not in any way affect the meaning or interpretation of this Agreement. As used herein, the word “including” or any variation thereof means (unless the context of its usage otherwise requires) “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

8.              Governing Law; Jurisdiction; Waiver of Jury Trial. The validity, interpretation and enforcement of this Agreement will be governed by the laws of the State of Delaware without regard to the conflict of laws provisions thereof that would cause the laws of another state to apply. Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, the United States District Court for the Southern District of New York located in New York, New York or, if such court declines to accept jurisdiction, then any court of the State of New York sitting in the borough of Manhattan), and any appellate courts thereof, in any action or proceeding based hereon, or arising out of, under, or in connection with, or relating to this Agreement. Each Party hereby knowingly, voluntarily, and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Agreement.

9.              Counterparts. This Agreement may be executed in counterparts, each of which, including those received via facsimile transmission or email (including in PDF format), will be deemed an original, and all of which will constitute one and the same Instrument.

10.            Further Assurances. Each of the Parties will execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated hereby. Transferor shall provide Transferee, its successors and assigns with all such assistance as it may reasonably request for the full utilization of the rights granted in Section 1, above, including, upon request by Transferee to execute and cause its current or former employees or contractors to execute, as applicable, all applications and any further assignments or other documents or instruments, sign all lawful papers, and make all rightful oaths necessary or desirable to carry out the purposes or intent of this Agreement and to aid Transferee or its successors, assigns or other legal representatives to obtain and enforce proper protection for the Transferred Intellectual Property in all jurisdictions and to record Transferee as owner of the Transferred Intellectual Property, as assignee of the entire right, title and interest in, to and under the same, for the sole use and enjoyment of Transferee, its successors, assigns or other legal representatives. Without limiting the foregoing, Transferor will do all things necessary, proper or advisable to reasonably assist Transferee in transferring all domain names that are Transferred Intellectual Property, including as applicable, placing each of the domain names in “unlocked” status and provide Transferee the Internet domain name registrars’ transfer authorization codes for each of the domain names and any other information required to effectuate the transfer of Transferor’s right, title and interest in the domain names to Transferee. Transferor shall not assert any right, title or interest in or to any of the Transferred Intellectual Property and shall not use any of the Transferred Intellectual Property except as may be expressly authorized by Transferee in writing.

11.            Intended Tax Treatment.  The Parties intend that each of the transfer of the Transferred Intellectual Property and the transfer of the Units will constitute a “contribution to the capital of” Transferee within the meaning of Section 118(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and hereby agree to report consistently therewith for all tax purposes unless otherwise required by a “determination” within the meaning of Section 1313 of the Code.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Transferors:

ATLAS FINTECH HOLDINGS CORP.

By:	/s/ Craig Ridenhour
Name: Craig Ridenhour
Title: Chief Business Development Officer

ATLAS FINANCIAL TECHNOLOGIES CORP.

By:	/s/ Craig Ridenhour
Name: Craig Ridenhour
Title: EVP of Business Development

Transferee:

ATLASCLEAR, INC.

By:	/s/ Craig Ridenhour
Name: Craig Ridenhour
Title: Chief Business Development Officer

[Signature Page to Assignment and Assumption Agreement and Bill of Sale]

ANNEX A

RUBICON

Description of RUBICON Parts and Functionality to be used and applied to Transferee’s systems and computers (Please refer to the Rubicon Manual as a display of this Annex A)

RUBICON Modules: Terminal Features and Functionalities : Rubicon GUI

•	Panel

o	Components

o	Quotes

o	Compensation

o	Stp

o	Commercial blotting paper

o	Notifications

•	Reports

o	Home page

o	STP Requests

o	CO Orders

o	Orders settled

o	Externally administered

o	Orders rejected by PE

o	Mistaken executions

o	Customer Statistics

o	Consistency check

o	Volume Report

o	Account Transactions

o	Street exposure

o	Compensation

o	State of the market

o	Customer market statistics

o	Foreign exchange market statistics

o	Currency clearing statistics

o	Customer Subscriptions

o	State Guards

o	Bank Execution Statistics

o	Execution statistics of THE BUYER

o	Mapping compensation baskets

o	Implementation report

•	Commercial customers

•	Client Connectors

•	Liquidity providers

•	Strategies

•	Execution statistics

o	Graphics

o	Banks

o	Clients

o	Instruments

•	Compensation

•	Compensation control

•	Customer Subscriptions

•	Report completed / rejected

•	State of guards

•	State of the market

•	Street exposure

•	Disseminate statistics

o	Symbols

o	Suppliers

•	Administration: Rubicon Users

•	Links

•	Manual execution

o	Run Template

o	Manage templates

o	Upload risk settings

o	Implementation report

•	Execution of orders through the quote board

•	Order templates

Admin Console

•	Clients

•	Subscription

•	Hubs

•	Users

•	Roles

•	Interchange fees

•	Manual negotiation

Runtime

•	Internalization of the flow by

o	Client ID

o	Instrument

o	Order size

o	Alpha Customer Group

o	Destination basket

•	Autocompletar

•	Late response

•	Execution TTL control

•	TTL control of orders on the street

•	Forward order support

•	Supported order types

o	Market

o	Limit FOK

o	Limitar IOC

•	Limit IOC orders with slide control

•	Fast mode processing

o	Fast market

o	News mode

•	Manual controls

•	Real-time system management

•	Execution policies:

o	Clearance allowed

o	Execution TTL

o	Street Order TTL

o	Clear the threshold

o	Minimum order size

o	Reprogramación interval

o	Maximum attempts

o	Execution delay

o	Limit swipe control

o	Max requests

o	Externally administered

o	Partial fill enabled

o	Market price compensation

o	Autofill new allowed orders

o	Automatic filling override threshold

o	Automatic filling threshold USD

Rubicon Compensation

•	Book B

•	Autocompletar

o	Preferred autocomplete

o	Preferred rejection

o	Automatic selection (default)

Exposure Manager and Monitor

•	Monitor the profit and loss exposure of the internalized flow / B-Book

•	Balance the compensation baskets by generating hedging orders when the parameters of the basket exceed the specified thresholds.

•	Send notifications and alert operators to abnormal conditions.

•	Hedging orders by:

o	Instrument

o	Maximum profit

o	Maximum loss

o	Maximum open exposure (USD)

o	Overflow limit

Hermes Communications Component

•	Connectors

o	FIX

o	ITCH

•	Message Handler / Translator

•	Correct dialect

•	Changes to runtime settings

o	Comp tags

o	FIX parameters

o	Network Properties

•	Quick installation/uninstallation of any existing dialect connector

•	FIX connection runtime control:

o	Connect / Disconnect

o	Changing sequences

o	Changing comp ids

o	Updating dialect settings

Implemented client FIX dialects:

•	Common Alpha

•	Fastmatch

•	Currenex

•	Bloomberg

•	Flex

•	First derivatives

•	FXAll

•	Win

•	Hotspot

•	Integral

•	IOWorks

LP FIX dialects implemented:

•	Barclays

•	Bloomberg

•	Broadway

•	Citadel

•	Citi

•	Agricultural Credit

•	Credit Suisse

•	Currenex

•	German bank

•	EBS

•	Fastmatch

•	First derivatives

•	Flextrade

•	FXAll

•	FXCM

•	Hotspot

•	HSBC

•	Integral

•	IOWorks

•	LMAX

•	Morgan Stanley

•	Oanda

•	Prime XM

•	RBS

•	Solid FX

•	Tower research

•	UBS

ITCH dialects implemented:

•	Hotspot

Email Notifications

•	Completed/Rejected Operations

•	Execution issues

•	Execution recovery

•	Quick mode on/off

•	Flattening baskets

Alerts:

•	Rejection Monitor

•	Exposure Monitor

•	Component Monitor

•	Customer Order Number Monitor

User notifications and registration

•	Informative

•	Warning

•	Errors

•	Fatal

Strategy module:

•	Strategy Server

•	Strategy Broker

•	BUYER'S Strategy

o	Tarifas Top of the Book

o	LP Rates

o	Statistics updates for selected customers/baskets

o	Business events for selected clients

•	Commercial strategy

o	Count of operations per minute

o	Total count of operations

o	Maximum exposure

o	Maximum profit / loss

o	Custom metrics provided by strategy

Institutional Backoffice which Allows Control of Margin Risk and Institutional Clients by Atlas Bank

•	Margin limit control

•	Automatic closing of trades on margin calls

•	Automatic settlement of positions on margin calls

•	Account Routing from the Banking System to the corresponding FX subsystem: Corporate, Institutional or Individual.

•	Customer Reports

•	Foreign Exchange Transaction Reports

•	SWAP Rate Editor

•	Notifications of non-compliance with margin levels

API for Integration of the 3rd party NOP Panel that Allows Prime Banking Control of Aggregate Credit Levels and by Liquidity Provider (LP) and NOP of Liquidity Provider (LP)

•	API to enable credit control by PB from an external system

•	Closure of operations by PB

•	Report of transactions to PB for NOP control.

•	Notifications of non-compliance with credit levels

•	Automatic closing of operations when the credit limit is reached

ANNEX B

ATLASFX

Description of Parts and Functionalities of ATLASFX to be used and applied to the systems and computers of the Transferee

ATLASFX Modules: Terminal Features & Functionality:

1.	Client Management for Corporate and White Label (Master) accounts

a.	Reset passwords, update client details, change Class Configuration

2.	Trade Management

a.	View all Open and Pending trade orders

b.	View End of Date Rates

c.	View Historic Tick Date

3.	Credit/Risk Management

a.	Account Statement

b.	Margin Warning

c.	Mark-to-Market Summary

d.	Risk Hub

e.	Margin Monitoring

f.	Client Exposure

4.	System Management

a.	Class Configuration

b.	Symbol (currency pairs) creation/edit

c.	Edit Symbols Rollover

d.	User Administration

e.	Access Groups

f.	Send News (proactive push alert functionality)

g.	FX Server Info

h.	Pending Changes (Maker/Checker two admin approval process)

i.	Liquidity provider administration

5.	Reports

a.	Over 20 different reports for admins to select

6.	Trading Platform Terminal

a.	Ability to trade currencies with available margin

b.	View currency pair live charts + historic data

c.	Depth of Market

d.	Automatic app push updates

e.	Trade History/Reports/Reconciliation

f.	Trade Window highlighting all open trades

ANNEX C

BOND QUANTUM

Description of BondQuantum Parts and Functionality to be used and applied to the Transferee's systems and computers

BondQuantum Features & Functionality:

1.	Muni Ratings Report Generator

2.	Reports Storage and Management

3.	Data Extraction

a.	Historical Data

b.	Demographics Data

c.	Financial Data

d.	Reference Data

e.	Issuer Information

4.	Data Management

a.	Reference Data

b.	Historical Data

5.	Remote Data Access

6.	Bloomberg Integration

7.	Web GUI for Whitelabel

8.	Client Access Management

ANNEX D

THE SURFACE EXCHANGE

Description of The Surface Exchange Parts and Functionality to be used and applied to the Transferee's systems and computers

The Surface Exchange Features & Functionality:

GUI Screens

1.	Liquid Market View

a.	Each window displays Standard Tenor Orders in a selected (via dropdowns) Currency Pair, Tradable Strategy and Cut.

b.	Tradable products on LMV screen are ATM Straddle, 10Δ BF and RR, 25Δ BF and RR, Forward.

c.	Following can be invoked from LMV:

i.	Market depth

ii.	Standard single or 2-way Buy/sell ticket

iii.	Standard single or 2-way Order Amend ticket

iv.	LMV Economic Details

v.	Pricer

2.	Surface

a.	Tradable products on Surface screen are ATM Straddle, 10Δ BF and RR, 25Δ BF and RR.

b.	Following can be invoked from LMV:

i.	Market depth

ii.	Standard single or 2-way Buy/sell ticket

iii.	Standard single or 2-way Order Amend ticket

iv.	Economic Details

v.	New Surface

vi.	Amend Surface

vii.	Cancel Surface

viii.	Pricer

3.	Order Book

4.	Trade Blotter

5.	Market Blotter

6.	Pricer for Options/Strategies:

a.	Call

b.	Put

c.	Strangle

d.	Straddle

e.	Risk Reversal

f.	Calendar Spread

7.	Expiry Screen with support for 2 cuts.

8.	Reports

9.	Spot Quotes/Trading

10.	Credit Management

11.	Audit Log

12.	Chat

13.	Company Management

14.	Interest Rates

15.	User Activity

16.	Waves – Screen Layout Manager

Modules and Components

1.	Order Management

2.	Trade Management

3.	Matching

4.	Market View

5.	Expirations Processing

6.	User Messaging

7.	Security Management

8.	Credit Management

9.	Trading Calendar

10.	Static Data

11.	Market Data

12.	Pricer

13.	Web GUI

ANNEX E

OTHER TRANSFERRED INTELLECTUAL PROPERTY

Copyright Applications and Registrations:

Title	Registration No.	Registration Date	Copyright Claimant
Rubicon	TX0008254807	4/12/2016	Atlas Financial Technologies Corp.

Unregistered Trademarks:

RUBICON

ATLASFX

Wilson-Davis logo

BOND QUANTUM

Bond Quantum logo

SURFACE EXCHANGE

FARMERS STATE BANK

Farmers State Bank logo

Domain Names:

Domain Name	Expiration Date
Atlasclear.com	12/18/2024
Bondquantum.com	03/11/2025
Wdco.com	11/02/2024
Wilson-davis.com	11/02/2023
Bankinwyo.com	02/14/2023